                                                                    EXHIBIT 10.1

                                                               EXECUTION VERSION

                                 THIRD AMENDMENT
                                       TO
                      MASTER EQUIPMENT FINANCING AGREEMENT

         This Third Amendment (the "Third Amendment") to Master Equipment Financing Agreement is entered into by and between NEXTEL INTERNATIONAL, INC. (the "Company"), and MOTOROLA CREDIT CORPORATION, as administrative agent (in such capacity, the "Administrative Agent"), as collateral agent (in such capacity, the "Collateral Agent" and, together with the Administrative Agent, the "Agents"), and as initial Lender (the "Lender").

                              W I T N E S S E T H:

         WHEREAS, the Company, the Agents and the Lender are party to that certain Master Equipment Financing Agreement, dated as of February 4, 1999 (as the same may heretofore have been or may hereafter be further amended or modified, the "Financing Agreement"; capitalized terms used herein and not otherwise defined herein having the meanings assigned thereto in the Financing Agreement);

         WHEREAS, the Company has requested that the Agents and the Lender agree to certain amendments to the Financing Agreement; and

         WHEREAS, subject to the terms and conditions set forth herein, the Agents and the Lender are willing to undertake certain amendments to the Financing Agreement.

         NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Company, the Agents and the Lender hereby agree as follows:

         SECTION 1. AMENDMENTS.

         Upon the satisfaction by the Company of the conditions precedent set forth in Section 2 below, and in reliance on the warranties of the Company set forth in Section 3 below, the Financing Agreement is hereby amended as follows:

         1.1 The definition of "Permitted Indebtedness" in Section 1.1 of the Financing Agreement is hereby amended by deleting clause
                  (f) and inserting the following in lieu thereof:

                  "(f) Indebtedness of the Company and its Subsidiaries, the Borrowing Affiliates and their Subsidiaries (i) not exceeding, in the aggregate, the lesser of (x) the gross amount of the issuance of the Company's Senior Serial Redeemable Notes due 2010 issued on or before September 30, 2000 and (y) $800,000,000, (ii) having a weighted average life to maturity




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                  longer than the Obligations for Advances of the Company under this Agreement and (iii) which shall be unsecured and otherwise be on terms and conditions reasonably satisfactory to the Required Lenders,"

         1.2 Effective as of July 1, 2000, Sections 8.15(a) and (b) of the Financing Agreement are hereby amended and restated in their entirety as follows:

                  "(a)     a Fixed Charge Coverage Ratio of not less than 1.00 :
         1.00, measured at the end of each fiscal quarter of the Company; unless during the immediately following fiscal quarter the Company has unencumbered cash held in an account having restrictions reasonably acceptable to the Collateral Agent, and whose use will be jointly agreed to by the Company and the Required Lenders, of $80,000,000 (e.g., if the Fixed Charge Coverage Ratio is .70 : 1.00 as of June 30, 2001, then the $80,000,000 minimum unencumbered cash requirement shall be applicable for the period from July 1, 2001 to September 30, 2001);

                  (b) a ratio of Indebtedness to EBITDA of not greater than the ratios set forth below, measured at the end of each fiscal quarter of the Company commencing with the fiscal quarter ending June 30, 2002:



         Quarter end date         Maximum Indebtedness to EBITDA
         6/30/02                               107 : 1
         9/30/02                                36 : 1
         12/31/02                               21 : 1
         3/31/03                                14 : 1
         6/30/03                                11 : 1
         9/30/03                               9.1 : 1
         12/31/03                              7.7 : 1
         3/31/04                               6.6 : 1
         6/30/04                               5.3 : 1
         9/30/04                               4.6 : 1
         12/31/04                              4.1 : 1


         SECTION 2. CONDITIONS PRECEDENT.

         As conditions precedent to the effectiveness of the Third Amendment, on or before September 30, 2000, each of the following shall have occurred:



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         (a) the Company shall have delivered to the Agents and the Lender the
Third Amendment, duly executed and delivered and appropriately dated and in form and substance satisfactory to the Agents and the Lender;

         (b) the Agents shall have received an opinion of counsel for the Company with respect to the issuance of the Senior Notes (defined below);

         (c) the Company shall have delivered certified copies of the documentation with respect to the Company's issuance of its Senior Serial Redeemable Notes due 2010 (the "Senior Notes") which shall be unsecured obligations in a gross amount not to exceed $800,000,000 having an interest rate of not greater than 14.5 % per annum, no scheduled principal amortization prior to July 1, 2010 and other terms and provisions reasonably acceptable to the Agents and the Lender;

         (d) the Company shall have received net proceeds from the issuance of the Senior Notes of not less than 95% of the gross proceeds from such issuance; and

         (e) the Company shall have delivered such other documents as the Agents may reasonably request.

         SECTION 3. REPRESENTATIONS AND WARRANTIES.

         To induce the Agents and the Lender to enter into the Third Amendment, the Company hereby represents and warrants to the Agents and the Lender as of the date hereof (and shall be deemed to represent and warrant as of the initial date of effectiveness of this Third Amendment) that:

         (a) The representations and warranties contained in the Financing Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof except for representations and warranties that speak as of a particular date, in which case such representations and warranties are true as of such date;

         (b) The consolidated audited balance sheets of the Company and its Subsidiaries and consolidated statements of operations, changes in stockholders' equity and cash flows of the Company and its Subsidiaries each as of December 31, 1999, and all other information and data heretofore furnished by the Company, or any agent of the Company on behalf of the Company to the Administrative Agent, including, the quarterly (each as at March 31, 2000) consolidated balance sheets and consolidated statements of operations, changes in stockholders' equity and cash flows, have been prepared in accordance with GAAP and fairly present the condition and results of operations of the Company and its Subsidiaries as of such dates or for such periods;

         (c) The consolidated audited balance sheets of each of the Borrowing Affiliates and their respective Subsidiaries and consolidated statements of operations,




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stockholders' equity and cash flows of each of the Borrowing Affiliates and their respective Subsidiaries, each as at December 31, 1999, have been prepared in accordance with GAAP and fairly represent in all material respects the condition and results of operations of such Borrowing Affiliate and its Subsidiaries as of such dates or for such periods;

         (d) Each Affiliated Credit Party has made all material required contributions under the Plans for all periods through and including March 31, 1999, or adequate accruals therefor have been provided for in the financial statements referenced in paragraph (b) above;

         (e) The actuarial value of vested benefits required to be funded by each Affiliated Credit Party, or with respect to which such Affiliated Credit Party is liable, under the Plans, determined using the actuarial methods and assumptions used by the relevant Plan's actuary as of the last valuation date for which an actuarial valuation was completed to determine such Plan's funded status, did not as of the last valuation date as of which an actuarial valuation has been completed, which in the case of any individual Plan was not earlier than January 1, 2000, exceed the actuarial value of the assets of the Plans allocable to such vested and non-vested benefits by a material amount; and

         (f) After giving effect to the Third Amendment, no Default or Event of Default has occurred and is continuing.

         SECTION 4. GENERAL.

         4.1 Reservation of Rights; Subsequent Adjustment. (a) The Company acknowledges and agrees that the execution and delivery of the Third Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate the Agents or the Lender to forbear or execute similar amendments under the same or similar circumstances in the future, or (ii) as a waiver by the Agents or the Lender of any covenant, condition, term or provision of the Financing Agreement or any of the other Credit Documents, and the failure of the Agents or the Lender to require strict performance by the Company or any other Credit Party of any provision thereof shall not waive, affect or diminish any right of the Agents or the Lender to thereafter demand strict compliance therewith. The Agents and the Lender hereby reserve all rights granted under the Financing Agreement, the other Credit Documents and the Third Amendment. (b) The Company, Agents and Lender agree that, if the gross proceeds of the issuance of the Senior Notes is not $500,000,000 (and is less than or equal to $800,000,000), the Company, the Agents and the Lender shall negotiate in good faith to adjust the provisions of Section 8.15 amended hereby in a manner reasonably consistent with the determination of the amendments contained herein to reflect the actual amount of the gross proceeds of such issuance.




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         4.2      Full Force and Effect. As hereby modified, the Financing
         Agreement and each of the other Credit Documents shall remain in full force and effect and each is hereby ratified, approved and confirmed in all respects.

         4.3      Affirmation. The Company hereby affirms its obligations under
         Section 4 of the Financing Agreement and agrees to pay on demand all reasonable costs and expenses of the Agents and the Lender in connection with the preparation, execution and delivery of the Third Amendment and all instruments and documents delivered in connection herewith.

         4.4 Successors and Assigns. The Third Amendment shall be binding upon and shall inure to the benefit of the Company, the Agents and the Lender and the respective successors and assigns of the Company, the Agents and the Lender.

         4.5 Counterparts. The Third Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Third Amendment.

                                    * * * * *









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         IN WITNESS WHEREOF, the Company, the Agents and the Lender have executed this Third Amendment as of the 26 day of July, 2000.

                                           COMPANY:


                                           NEXTEL INTERNATIONAL, INC.


                                           By: /s/ Robert B. Shanks
                                              -------------------------------
                                           Name:   Robert B. Shanks
                                                -----------------------------
                                           Title:  Vice President
                                                 -------------------------------

                                           LENDER:

                                           MOTOROLA CREDIT CORPORATION


                                           By: /s/ Gary Tatje
                                              -------------------------------
                                           Name:   Gary Tatje
                                                -----------------------------
                                           Title:  Vice President
                                                 -------------------------------

                                           AGENTS:

                                           MOTOROLA CREDIT CORPORATION,
                                           as Administrative Agent


                                           By: /s/ Gary Tatje
                                              -------------------------------
                                           Name:   Gary Tatje
                                                -----------------------------
                                           Title:  Vice President
                                                 -------------------------------

                                           MOTOROLA CREDIT CORPORATION,
                                           as Collateral Agent


                                           By: /s/ Gary Tatje
                                              -------------------------------
                                           Name:   Gary Tatje
                                                -----------------------------
                                           Title:  Vice President
                                                 -------------------------------




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